Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Greywolf Production Systems Inc.

We have audited the accompanying consolidated financial statements of Greywolf Production Systems Inc. and its subsidiaries, which comprise the consolidated balance sheet as at September 30, 2011, and the consolidated statements of income, retained earnings and cash flows for the year then ended, and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with Canadian generally accepted accounting principles, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit.  We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Greywolf Production Systems Inc. and its subsidiaries as of September 30, 2011, and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

/s/BDO Canada LLP

Chartered Accountants

Red Deer, Alberta

July 25, 2012

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Balance Sheet

September 30, 2011

(Denominated in Canadian Dollars)

September 30, 2011

ASSETS
CURRENT
Accounts receivable	$12,142,856
Prepaid expenses	61,859
Security deposits	28,154
12,232,869

EQUIPMENT (Note 4)	14,267,915

LOANS RECEIVABLE (Note 5)	733,740

DUE FROM RELATED PARTIES (Note 6)	489,089
$27,723,613

LIABILITIES
CURRENT
Bank indebtedness (Note 7)	$4,251,540
Accounts payable and accrued liabilities	5,413,877
Income taxes payable	978,704
Goods and services tax payable	153,772
Bonuses payable	3,650,000
Current portion of long term debt (Note 8)	2,620,714
Due to shareholders (Note 9)	3,077,029
20,145,636

LONG TERM DEBT (Note 8)	470,718

FUTURE INCOME TAXES	729,349
21,345,703

CONTINGENT LIABILITIES (Note 10)

LEASE COMMITMENTS (Note 11)

SHAREHOLDERS' EQUITY
Share capital (Note 12)	1,262,899
Cumulative translation adjustment	107,483
Non‑controlling interest	544,869
Retained earnings	4,462,659
6,377,910

$27,723,613

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Statement of Income

Year Ended September 30, 2011

(Denominated in Canadian Dollars)

2011

REVENUE	$49,376,215

COST OF SALES
Direct wages	15,870,950
Equipment rental	377,515
Fuel	655,124
Purchases	352,698
Trades and sub‑contracts	7,403,359
Travel	3,807,858
Vehicle	2,925,639
31,393,143

GROSS PROFIT	17,983,072

EXPENSES (Schedule 1)	13,247,294

INCOME (LOSS) FROM OPERATIONS	4,735,778

OTHER INCOME
Loss on disposal of assets	(30,584)
Interest income	104
Foreign exchange gain (loss)	8
(30,472)
INCOME (LOSS) BEFORE INCOME TAXES AND
NON‑CONTROLLING INTEREST	4,705,306

INCOME TAXES
Current	1,108,839
Future	155,054
1,263,893

INCOME (LOSS) BEFORE NON‑CONTROLLING
INTEREST	3,441,413
NON‑CONTROLLING INTEREST
Non‑controlling interest	542,869
NET INCOME (LOSS)	$2,898,544

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Statement of Retained Earnings

Year Ended September 30, 2011

(Denominated in Canadian Dollars)

2011

RETAINED EARNINGS ‑ BEGINNING OF YEAR
As previously reported	$893,863
Prior period adjustments (Note 13)	(144,247)
As restated	749,616
NET INCOME (LOSS) FOR THE YEAR	2,898,544
3,648,160
RELATED PARTY CAPITAL TRANSACTIONS (Note 14)	814,499
RETAINED EARNINGS ‑ END OF YEAR	$4,462,659

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Consolidated Statement of Cash Flows

Year Ended September 30, 2011

(Denominated in Canadian Dollars)

2011

OPERATING ACTIVITIES
Cash receipts from customers	$43,217,868
Cash paid to suppliers and employees	(35,983,308)
Income taxes	(165,384)
Interest paid	(496,701)
Goods and services tax	45,510
Cash flow from operating activities	6,617,985

INVESTING ACTIVITIES
Purchase of equipment	(3,459,538)
Proceeds on disposal of equipment	328,223
Long term investments	–
Cash flow used by investing activities	(3,131,315)

FINANCING ACTIVITIES
Advances to related parties	(622,168)
Advances from shareholders	322,272
Repayment of long term debt	(2,773,762)
Operating line advances (payments)	(413,012)
Cash flow used by financing activities	(3,486,670)

INCREASE IN CASH FLOW
Cash ‑ beginning of year	–
CASH ‑ END OF YEAR	$–

See notes to consolidated financial statements

GREYWOLF PRODUCTION SYSTEMS INC.

Notes to Consolidated Financial Statements

Year Ended September 30, 2011

(Denominated in Canadian Dollars)

1.         DESCRIPTION OF BUSINESS

Greywolf Production Systems Inc. (the "Company") is incorporated under the Business Corporations Act of Alberta.  Greywolf Production Systems Ltd. is incorporated under the Colorado Business Corporations Act.  The companies provide well production services to the Canadian and American oil and gas industry.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equipment

Equipment is stated at cost less accumulated amortization.  Equipment is amortized over their estimated useful lives at the following rates and methods:

Computer equipment	55%	declining balance method
Computer software	100%	declining balance method
Furniture and fixtures	20%	declining balance method
Office trailers	20%	declining balance method
Other equipment	15‑20%	declining balance method
Production equipment	20%	declining balance method
Vehicles	30%	declining balance method

Amortization is recorded at half the stipulated rate in the year of acquisition.

Future income taxes

The liability method of tax allocation is used in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, and measured using the substantially enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Revenue recognition

Test revenue is recognized as service contracts are completed and all the following criteria are met:  persuasive evidence of an arrangement exists, performance of the service has occurred, price to the customer is fixed or determinable, and collectability is reasonably assured.

Basis of consolidation

These financial statements include the accounts of Greywolf Production Systems Inc. and its variable interest entity "VIE" Greywolf Productions Systems Ltd. and its subsidiary 1554531 Alberta Ltd. Greywolf Productions Systems Ltd. is considered a VIE as Greywolf Production Systems Inc. holds a variable interest in Greywolf Production Ltd. through a large intercompany debt owed to Greywolf Productions Inc. and Greywolf Productions Systems Ltd. does not have sufficient equity to support its operations without additional financial support.  All intercompany balances, transactions, income and expenses, profits or losses have been eliminated on consolidation.  Profit for the period that is attributable to non‑controlling interests is calculated based on the ownership of the non‑controlling interests.

Foreign currency translation

Accounts in foreign currencies have been translated into Canadian dollars using the current method. Under this method, monetary assets and liabilities and non‑monetary assets and liabilities have been translated at the year-end exchange rate.  Revenues and expenses have been translated at the average rates of exchange during the year.

Measurement uncertainty

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Such estimates include providing for amortization of equipment, and allowances for doubtful accounts.  Actual results could differ from these estimates.

3.         FINANCIAL INSTRUMENTS

Credit Risk

Credit risk arises from the potential that a counter party will fail to perform its obligations.  The Company is exposed to credit risk from customers.  Six customers account for 63% of accounts receivable.  Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments.

Fair Value

The Company as part of its operations carries a number of financial instruments.  Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments.  Except for the fair value of the amounts due to or from related parties, the fair values of these financial instruments approximate their carrying values unless otherwise noted.  It is not practical to determine the fair value of amounts due to related parties as there is no comparable market value.

Interest Rate Risk

The Company is subject to risk related to its operating line and some of its long term debt as the interest charged on these amounts fluctuates with the prime lending rate of the lending institution.  Interest rate risk also exists in that some of the Company's long term debt as it is a fixed rate.  Should market interest rates vary significantly, the Company could be paying interest at a rate either higher or lower than the market rate.

Currency Risk

Currency risk is the risk that the fair value or future cash flows of financial instruments will fluctuate because of changes in foreign exchange rates.  The Company has operations in the United States and therefore is exposed to the financial impact arising from changes in the U.S. dollar. Additionally, because the presentation currency of the Company is Canadian dollars, differences arise when its U.S. operations are translated into the presentation currency.  These differences are recorded in the Cumulative Translation Adjustment account in equity.

4.         EQUIPMENT

	2011
	Cost	Accumulated
		amortization
Computer equipment	$54,824	$43,840
Computer software	551,256	490,705
Furniture and fixtures	29,387	12,226
Office trailers	1,273,996	745,965
Other equipment	4,663,092	1,654,943
Production equipment	19,188,552	9,559,201
Vehicles	1,580,825	567,137
	$27,341,932	$13,074,017
Net Book Value	$14,267,915

During the 2011 year, equipment was acquired at an aggregate cost of $4,222,258 of which $359,635 was acquired by means of finance contracts and loans and the remaining balance was paid in cash.

5.         LOANS RECEIVABLE

2011
Loans receivable bear interest at Wall Street Journal
prime and have no set terms of repayment. Wall
Street Journal prime rate as at September 30, 2011
was 3.25%. The amount originates from the sale
of shares in Greywolf Production Systems Ltd. (US) to
a subset of the Company's shareholders and some
additional new shareholders. The amount is to be
repaid in US dollars.	$733,740

6.         DUE FROM RELATED PARTIES

2011
Valhalla Industries Ltd.
(Two shareholders of the Company have a controlling interest
in Valhalla Industries Ltd.)	$1,070
Greywolf Coil Tubing Systems Inc.
(Three shareholders of the Company have a controlling interest
in Greywolf Coil Tubing Systems Inc.)	452,862
Greywolf Research Inc.
(Three shareholders of the Company have a controlling interest
in Greywolf Research Inc.)	35,157
$489,089

Amounts due from related parties are non‑interest bearing and have no set terms of repayment.

7.         BANK INDEBTEDNESS

The Company has an approved line of credit for $3,500,000 which bears interest at prime plus 2.25%. Prime rate as at September 30, 2011 was 3.00%. At year end the Company had a temporary bulge in the line of credit to a maximum of $4,500,000.

The credit facility agreement contains a certain covenant regarding a minimum tangible net worth that must be respected at all times. Capital expenditures for the year must also not exceed $1,000,000 per annum without the bank's prior approval. At September 30, 2011 the Company was in breach of the covenants.

The above bank indebtedness is secured by a general security agreement over all assets of the Company and postponements and guarantees by the shareholders.

8.         LONG TERM DEBT

2011
Demand loan bearing interest at prime plus 2.25% per annum, repayable in monthly blended payments of $26,873. The contract matures on March 31, 2012.	$158,787

Demand loan bearing interest at prime plus 2.25% per annum, repayable in monthly blended payments of $47,427. The contract matures on July 31, 2012.	242,475

Demand loan bearing interest at 5% per annum, repayable in monthly blended payments of $100,344. The contract matures on December 31, 2013.	1,456,354

Finance contract loan bearing interest at 6.84% per annum, repayable in monthly blended payments of $4,241. The contract matures on January 8, 2012.	16,331

Finance contract loan bearing interest at 0% per annum, repayable in monthly blended payments of $990. The contract matures on May 21, 2012.	7,922

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $1,084. The contract matures on February 23, 2015.	40,099

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $922. The contract matures on February 23, 2015.	34,109

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $943. The contract matures on February 23, 2015.	34,883

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $1,300. The loan matures on February 23, 2015.	35,004

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $930. The contract matures on May 20, 2015.	36,674

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $682. The contract matures on June 30, 2015.	27,242

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $790. The contract matures on October 30, 2015.	34,278

Finance contract loan bearing interest at 5.99% per annum, repayable in monthly blended payments of $744. The loan matures on November 10, 2015.	32,862

Finance contract loan bearing interest at 6.59% per annum, repayable in monthly blended payments of $913. The loan matures on December 6, 2014.	31,969

Loan bearing interest at 0% per annum, repayable in monthly blended payments of $13,333. The loan matures on December 1, 2013 and is secured by assets of the Company.	200,000

Loan bearing interest at 0% per annum, repayable in monthly blended payments of $30,000. The loan matures on September 1, 2012 and is secured by assets of the Company.	360,000

Finance contract loan bearing interest at 8.3% per annum, repayable in monthly blended payments of $933. The loan matures on May 26, 2013.	17,371

Finance contract loan bearing interest at 8.3% per annum, repayable in monthly blended payments of $933. The loan matures on May 26, 2013.	17,371

Finance contract payable bearing interest at 6.59% per annum, repayable in monthly blended payments of $1,351. The loan matures on October 21, 2014.	45,134

Finance contract payable bearing interest at 6.49% per annum, repayable in monthly blended payments of $810. The loan matures on July 8, 2015.	32,917

Finance contract loan bearing interest at 6.91% per annum, repayable in monthly blended payments of $970. The loan matures on May 25, 2014.	28,269

Finance contract loan bearing interest at 7% per annum, repayable in monthly blended payments of $634. The loan matures on May 25, 2014.	18,456

Finance contract loan bearing interest at 9.05% per annum, repayable in monthly blended payments of $2,779. The loan matures on April 8, 2013.	49,021

Finance contract loan bearing interest at 6.74% per annum, repayable in monthly blended payments of $1,315. The loan matures on September 9, 2012.	15,241

Finance contract loan bearing interest at 7.57% per annum, repayable in monthly blended payments of $1,124. The loan matures on May 29, 2014.	32,568

Finance contract loan bearing interest at 6.5% per annum, repayable in monthly blended payments of $679. The loan matures on June 30, 2015.	27,123

Finance contract loan bearing interest at 6.5% per annum, repayable in monthly blended payments of $679. The loan matures on June 30, 2015.	27,123

Finance contract loan bearing interest at 5.58% per annum, repayable in monthly blended payments of $734. The loan matures on October 26, 2015.	31,849
3,091,432
Amounts payable within one year	(2,620,714)
$470,718

Principal repayment terms are approximately:

2012	$2,620,714
2013	236,581
2014	153,733
2015	77,734
2016	2,670
$3,091,432

The credit facility agreement for certain loans contain a covenant regarding a minimum tangible net worth that must be respected at all times. Capital expenditures for the year must also not exceed $1,000,000 per annum without the bank's prior approval. At September 30, 2011 the Company was in breach of the covenants.

The above loans and finance contracts are secured by production equipment with a net book value of $9,631,499, vehicles with a net book value of $299,065 a general security agreement over all assets and postponements and guarantees by the shareholders.

9.         DUE TO SHAREHOLDERS

2011
Non‑interest bearing loans	$1,818,593
Interest bearing loans	1,258,436
$3,077,029

The initial amounts due to shareholders are non‑interest bearing and have no set repayment terms.  There are two loans advanced for a total of $1,258,436 which bear interest compounded annually at prime plus 2%.

10.        CONTINGENT LIABILITIES

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company and its legal counsel evaluate the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency suggests that a loss is probable, and the amount can be reliably estimated, then a loss is recorded. When a contingent loss is not probable but is reasonably possible, or is probable but the amount of loss cannot be reliably estimated, then details of the contingent loss are disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case we disclose the nature of the guarantee. Legal fees incurred in connection with pending legal proceedings are expensed as incurred.

The Company is the co‑defendant named in litigation regarding an accident involving a motor vehicle owned by the Company. At this time we are unable to estimate the amount of any possible claims. Management feels that insurance will cover any possible claims and any possible amounts in excess of insurance coverage will be recorded as incurred.

The Company is the co‑defendant named in litigation regarding an incident at a well site.  At this time we are unable to estimate the amount of any possible claims.  Management feels that insurance will cover any possible claims and any possible amounts in excess of insurance coverage will be recorded as incurred.

The Company has guaranteed the indebtedness of Valhalla Industries Ltd, a company in which two shareholders of the Company have a controlling interest.  The loans are secured by mortgages and second charges on several pieces of property.  The balance of the loans at September 30, 2011 is $3,080,591.

11.        LEASE COMMITMENTS

The Company has long term leases with respect to its vehicles and its US premises.  The leases for the premises contain renewal options.  Under the leases the Company is required to pay a base rent of $9,558 per month plus provide for payment of utilities and maintenance costs.  Future minimum lease payments as at September 30, 2011, are as follows:

2012	$136,513
2013	103,099
2014	58,178
$297,790

12.        SHARE CAPITAL

Authorized:
Unlimited	Class "A" voting common shares
Unlimited	Class "B" voting common shares
Unlimited	Class "C" voting common shares
Unlimited	Class "D" non‑voting common sharess
Unlimited	Class "E" preferred shares, entitled to 6%
cumulative dividend, with the right to vote and convert into Class "A" common shares should the dividends become in arrears
Unlimited	Class "F" preferred shares, entitled to 6%
cumulative dividend, with the right to vote and convert into Class "A" common shares should the dividends become in arrears
Unlimited	Class "G" non‑voting preferred shares,
entitled to dividends when declared before Classes A to D, but not before Classes E and F
2011
Issued:
899	Class "A" common shares	$899
164	Class "D" common shares	1,262,000
$1,262,899

	2011
	Shares	Amount
Class D
Shares outstanding at the beginning of the year	164	$1,264,000
Shares repurchased during the year	(4)	(42,000)
Shares issued during the year	4	40,000
Shares outstanding at the end of the year	164	$1,262,000

13.        PRIOR PERIOD ADJUSTMENT

Prior period decreases of $144,247 have been made to opening retained earnings. The adjustment is the result of liabilities that existed as of the balance sheet but were not recorded in the correct period.

14.        RELATED PARTY TRANSACTIONS

The following is a summary of the Company's related party transactions:

2011
Valhalla Industries Ltd.
(Two shareholders of the Company have a controlling interest in Valhalla Industries Ltd.)
Rent paid	$505,164

Paul Lee
(Shareholder)
Interest paid	38,572

Fitzpatrick Lee Family Trust
(Shareholder)
Interest paid	25,000

Greywolf Coil Tubing Systems Inc.
(Three shareholders of the Company have a controlling interest in Greywolf Coil Tubing Systems Inc.)
Proceeds for equipment sold	62,453

These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.  Management has concluded that it is not practical to determine the fair value of related party loans as there is no comparable market data.

Included in accounts receivable at year end is $18,400 for goods and services provided to Valhalla Industries Ltd. Included in accounts payable at year end is $7,350 for goods and services received from Valhalla Industries Ltd.

In February 2010 Greywolf Production Systems Inc purchased the shares of Greywolf Production Systems Ltd for cash consideration of $732,650.  During the year Greywolf Production Systems Inc. transferred ownership of Greywolf Production Systems Ltd. to related individuals for proceeds of $732,650 in exchange for a loan receivable (Note 5).  The difference between these proceeds and the carrying amount of the net assets associated with that company resulted in an $814,499 credit to retained earnings.

15.        SUBSEQUENT EVENTS

Subsequent to the year end the shareholders of the Company were in negotiations to sell substantially all of the operating equipment of the Company to an unrelated arms‑length party. As part of the transaction all the operating equipment is being sold and all of the bank indebtedness and the long term debt is being paid out.

16.        DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CANADIAN GAAP AND US GAAP)

1)   Significant accounting policies

a)   Recent US accounting pronouncements

i)    Fair Value Measurements

In May 2011, the FASB provided amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments provide clarification and / or additional requirements relating to the following:

a)   application of the highest and best use and valuation premise concepts,

b)   measurement of the fair value of instruments classified in an entity’s shareholders’ equity,

c)   measurement of the fair value of financial instruments that are managed within a portfolio,

d)   application of premiums and discounts in a fair value measurement, and

e)   disclosures about fair value measurements.

These amendments will be effective prospectively for interim and annual periods beginning after December 15, 2011. We do not expect the adoption of the amendments to have a material impact on the Company’s financial position, results of operations or cash flows.

ii)    Comprehensive Income

In June and December 2011, the FASB provided amendments requiring an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements, eliminating the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. We do not expect the adoption of the amendments to have a material impact on the Company’s financial statements.

2)   Differences in Accounting Principles

There are no differences in accounting principles that affect the balance sheet, income statement and statement of cash flows.

Consolidated Expenses

(Schedule 1)

Year Ended September 30, 2011

2011
Advertising and promotion	$328,180
Amortization	3,314,794
Bad debts	–
Bonuses	3,650,000
Business taxes, licenses and memberships	16,418
Employee benefits	216,896
Equipment rentals	430,499
Insurance	292,903
Interest and bank charges	237,170
Interest on long term debt	259,532
Legal fees	19,352
Meals and entertainment	256,727
Office	310,840
Professional fees	380,437
Rental	312,944
Repairs and maintenance	1,872,776
State use taxes	9,757
Supplies	326,215
Telephone and utilities	530,826
Training	48,805
Vehicle	432,223
$13,247,294

See notes to consolidated financial statements